UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.     )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Coventry Health Care, Inc.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 19, 2011.

COVENTRY HEALTH CARE, INC.

COVENTRY HEALTH CARE, INC.
ATTN: CORPORATE SECRETARY
6705 ROCKLEDGE DRIVE
SUITE 900
BETHESDA, MD 20817

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 21, 2011
Date: May 19, 2011	Time: 8:00 a.m., ET

Location:	The Ritz-Carlton Tysons Corner 1700 Tysons Boulevard McLean, Virginia 22102
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT           ANNUAL REPORT          FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2011 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: At the Meeting you will need to request a ballot to vote these shares. If you need directions to the meeting, please contact The Ritz-Carlton, Tysons Corner, McLean, Virginia at (703) 506-4300.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX  available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE LISTED NOMINEES.
1.	ELECTION OF CLASS II DIRECTORS

Nominees:

1a.	Joel Ackerman

1b.	Lawrence N. Kugelman

1c.	Michael A. Stocker, M.D.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 2 AND 3.
2.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2011.

3.	To approve, by non-binding advisory vote, the executive compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR 1 YEAR”.

4.	To recommend, by non-binding advisory vote, the frequency of voting on the compensation of the Company’s named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 5.

5.	Stockholder Proposal: Political Contributions.